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                                                                   EXHIBIT 10.13



                                FIRST AMENDMENT
                     TO 7000 BROADWAY BUILDING OFFICE LEASE
                                    between
                        DENVER JACK LIMITED PARTNERSHIP
                                      and
                            ALLOS THERAPEUTICS, INC.
                             Dated October 30, 1995

THIS FIRST AMENDMENT is to that certain lease agreement (the "Lease") dated October 30, 1995, by and between DENVER JACK LIMITED PARTNERSHIP ("Lessor") and ALLOS THERAPEUTICS, INC. ("Lessee") with respect to approximately 4,022 square feet of space on the third floor, known as Suite 310 (the "Premises"), in the building known as 7000 Broadway, Denver, Colorado (the "Building"). In the event of any conflict between the terms and provisions of the lease and the terms and provisions of this First Amendment, the terms and provisions of this First Amendment shall control.

     1) Amendment to Article 4 of the Lease Document.

     Landlord and Tenant do hereby agree that a portion of Article 4, Rent Adjustment, Paragraph (a) Real Estate Taxes and Paragraph (b) Operating Expenses shall be amended to read "the Base Year 1996 actual expenses". This will effectively change the Base Year for Operating Expense and Real Estate Tax adjustments from 1995 to 1996.

Except as herein specifically set forth, all other provisions of the Lease shall remain in full force and effect and be binding upon the parties in accordance with their terms.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year fist above written.


                                     LESSOR:

                                     AMBERJACK, LTD., General Partner for
                                     DENVER JACK LIMITED PARTNERSHIP

                                     By:  CB Commercial Real Estate Group, Inc.
                                        ---------------------------------------
                                     Its: As Manager
                                         --------------------------------------
                                     By:  [ILLEGIBLE]
                                        ---------------------------------------

                                     Its: Senior Vice President
                                         --------------------------------------
                                          [ILLEGIBLE]
                                          Asst. V.P.

                                     LESSEE:

                                     ALLOS THERAPEUTICS, INC.
                                     a Virginia corporation

                                     By:  John Greff
                                        ---------------------------------------
                                     Its: V.P. Finance & CFO
                                         --------------------------------------